UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

Rent the Runway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rent the Runway, Inc.

10 Jay Street

Brooklyn, New York 11201

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 524-6860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RENT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Initial Public Offering

In connection with the initial public offering (the “Offering”) by Rent the Runway, Inc. (the “Company”) of its Class A common stock, par value $0.001 (the “Common Stock”), at an offering price of $21.00 per share, described in the prospectus (the “Prospectus”), dated October 26, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-260027) (as amended, the “Registration Statement”), the Company entered into a Stockholders Agreement, dated October 29, 2021, by and among the Company and certain security holders of the Company (the “Stockholders Agreement”).

A copy of the Stockholders Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The terms of this agreement are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement and as described therein. The foregoing description does not purport to be complete and is subject and qualified in its entirety by reference to the Stockholders Agreement. Certain parties to this agreement have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Credit Facility Amendment

On October 18, 2021, the Company entered into an amendment (the “Credit Facility Amendment”) to its term loan agreement dated as of July 23, 2018, as amended to date, with Double Helix Pte Ltd., as administrative agent for the lenders party thereto (the “Lenders”) which is referred to herein as the Credit Facility (as amended by the Credit Facility Amendment, the “Amended Credit Facility”), which Credit Facility Amendment became effective substantially concurrently with the consummation of the Offering and the Debt Repayment referred to below. The Credit Facility Amendment provides for, among other things, (i) an extension of the maturity of the Amended Credit Facility to October 29, 2024, (ii) a decrease in the stated amount of loans outstanding under the Amended Credit Facility to $271.6 million (with no additional debt proceeds having been funded and after giving effect to the repayment described below), (iii) an amendment to the interest rate to 12% with up to 5% payable in kind, (iv) the addition of a minimum liquidity maintenance covenant of $50 million and (v) the amendment of the call protection applicable to the loans outstanding thereunder.

In connection with the Credit Facility Amendment, the Company issued to the Lenders warrants to purchase 394,343 shares of the Company’s Class A common stock. In addition, in connection with the Credit Facility Amendment, certain existing warrants held by the Lenders were amended to extend the expiration date for an additional six months following the date of the Offering.

In connection with the Credit Facility Amendment described above, on October 29, 2021, the Company used a portion of the net proceeds received by the Company in the Offering to repay all amounts outstanding under its first lien facility, which the Company entered into in October 2020, as amended to date, with Alter Domus (US) LLC as administrative agent for Ares Corporate Opportunities Fund V, L.P. (the “Ares Facility”), and $60.0 million of outstanding loans under the Credit Facility. Following such repayments, the Company’s obligations under the Ares Facility have been terminated, and the liens securing the Ares Facility have been released.

A copy of the Credit Facility Amendment is included as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description does not purport to be complete and is subject and qualified in its entirety by reference to the Credit Facility Amendment.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2021, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.3 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 300,000,000 shares of Class A common stock, 50,000,000 shares of Class B common stock and 10,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On October 29, 2021, the Company completed the Offering of 17,000,000 shares of its Class A common stock at a price to the public of $21.00 per share. The gross proceeds to the Company from the initial public offering were $357.0 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

10.1	Stockholders Agreement, dated October 29, 2021, by and among the Registrant, Jennifer Y. Hyman, entities affiliated with Bain Capital Ventures and entities affiliated with Highland Capital Partners and certain related parties.

10.2†	Seventh Amendment to the Credit Agreement dated as of July 23, 2018, dated as of October 18, 2021 (as previously amended on December 21, 2018, April 24, 2019, November 26, 2019, June 2, 2020, August 18, 2020, and October 26, 2020), and as may be further amended, restated, supplemented or otherwise modified in accordance with the terms thereof), by and among the Registrant, the lenders from time to time party thereto and Double Helix Pte Ltd., as administrative agent. (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-1 (File No. 333-260027) filed on October 18, 2021).

†	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item (601)(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

Date: October 29, 2021	By:	/s/ Scarlett O’Sullivan
Scarlett O’Sullivan Chief Financial Officer